UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 23, 2017 athenahealth, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-33689	04-3387530
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

311 Arsenal Street, Watertown, MA 02472
(Address of principal executive office, including zip code)

Registrant’s telephone number, including area code: 617-402-1000
________________________________________________________________________________

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On October 23, 2017, the Board of Directors (the “Board”) of athenahealth, Inc. (the “Company”) adopted (i) the athenahealth, Inc. Change in Control Severance Plan for Certain U.S. Officers and Executives (the “CIC Plan”) and (ii) the athenahealth, Inc. Severance Plan for U.S. Officers and Executives (the “Severance Plan” and, together with the CIC Plan, the “Plans”). Each individual employed by the Company or a subsidiary in the United States who is a Vice President, a Senior Vice President, an Executive Vice President, a President, the Chief Financial Officer or the Chief Executive Officer, and who is not otherwise covered by a severance plan (other than the Plans), is eligible to receive severance benefits under the Plans (the “Eligible Employees”).
The CIC Plan provides Eligible Employees with severance payments and benefits in the event that an Eligible Employee’s employment with the Company or its subsidiaries is terminated within three months prior to, or 12 months after, a change in control of the Company either (a) by the Company or its subsidiaries for any reason other than cause, permanent disability or death or (b) by the Eligible Employee for good reason, provided that such termination is in connection with the change in control. The severance payments and benefits to be provided, subject to the Eligible Employee’s execution of a release of claims and certain confidentiality, non-competition and other agreements specified in the CIC Plan, are as follows:

•
A cash payment equal to (i) the Eligible Employee’s annual base salary in effect on the date of separation from the Company and (ii) 100% of the Eligible Employee’s target annual bonus, in each case payable in equal pro rata installments in accordance with the Company’s normal payroll practices and for a period of 24 months in the case of the Chief Executive Officer, 12 months in the case of Presidents, Executive Vice Presidents and Senior Vice Presidents and 9 months in the case of Vice Presidents;

•
Eligibility to continue medical and dental coverage as in effect at the date of termination for a period of 18 months in the case of the Chief Executive Officer, 12 months in the case of Presidents, Executive Vice Presidents and Senior Vice Presidents and 9 months in the case of Vice Presidents;

•
All stock options held by the Eligible Employee as of the date of separation which are not already vested and exercisable will become vested and will be exercisable for a period equal to the greater of (i) the period set forth in the Eligible Employee’s option agreement covering such options or (ii) 12 months from the date of separation;

•
All unvested restricted stock, restricted stock units and performance stock held by the Eligible Employee as of the date of separation which are subject solely to time-vesting requirements will accelerate and become immediately vested and all unvested restricted stock and performance stock units subject in whole or part to performance-based vesting provisions will accelerate and become vested if as though the target requirements have been attained; and

•	The cost of outplacement services up to $10,000 at an outplacement agency for a period of up to three months after the date of separation.
The Board or its delegate may amend, suspend or terminate the CIC Plan for any or no reason, provided that the CIC Plan may not be terminated, suspended or amended in any material respect during the period beginning 90 days prior to a change in control and ending two years after a change in control. The CIC Plan will continue in full force and effect until terminated by the Board or its delegate.
The Severance Plan provides Eligible Employees with severance payments and benefits in the event that an Eligible Employee’s employment with the Company or its subsidiaries is terminated by the Company or its subsidiaries for any reason other than cause, permanent disability or death. The severance payments and benefits to be provided, subject to the Eligible Employee’s execution of a release of claims and certain confidentiality, non-competition and other agreements specified in the Severance Plan, are as follows:

•
A cash payment equal to the Eligible Employee’s annual base salary in effect on the date of separation from the Company, payable in equal pro rata installments in accordance with the Company’s normal payroll practices for a period of 12 months in the case of the Chief Executive Officer, 9 months in the case of Presidents, Executive Vice Presidents and Senior Vice Presidents and 6 months in the case of Vice Presidents;

•
Eligibility to continue medical and dental coverage as in effect at the date of termination for a period of 12 months in the case of the Chief Executive Officer, 9 months in the case of Presidents, Executive Vice Presidents and Senior Vice Presidents and 6 months in the case of Vice Presidents;

•
All unvested stock options held by the Eligible Employee will be forfeited as of the date of separation and all vested and exercisable stock options held by the Eligible Employee will continue to be governed by the exercise provisions in the applicable option agreements;

•
All unvested restricted stock, restricted stock units and performance stock held by the Eligible Employee will be forfeited as of the date of separation and all vested restricted stock and restricted stock unit awards held by the Eligible Employee as of the date of separation will continue to be governed by the provisions in the applicable agreements; and

•	The cost of outplacement services up to $10,000 at an outplacement agency for a period of up to three months after the date of separation.
The Board or its delegate may amend, suspend or terminate the Severance Plan for any or no reason. The Severance Plan will continue in full force and effect until terminated by the Board or its delegate.
The foregoing description of the Plans is only a summary and is qualified in its entirety by reference to the full text of the CIC Plan and the Severance Plan, which are filed as Exhibit 10.1 and Exhibit 10.2, respectively, to this Current Report on Form 8-K and incorporated by reference herein.
Item 9.01.    Financial Statements and Exhibits.
(d)    Exhibits.

Exhibit No.	Description
†10.1	athenahealth, Inc. Change in Control Severance Plan for Certain U.S. Officers and Executives, effective October 23, 2017.
†10.2	athenahealth, Inc. Severance Plan for U.S. Officers and Executives, effective October 23, 2017.

† Indicates a management contract or any compensatory plan, contract, or arrangement.

EXHIBIT INDEX

Exhibit No.	Description
†10.1	athenahealth, Inc. Change in Control Severance Plan for Certain U.S. Officers and Executives, effective October 23, 2017.
†10.2	athenahealth, Inc. Severance Plan for U.S. Officers and Executives, effective October 23, 2017.

† Indicates a management contract or any compensatory plan, contract, or arrangement.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

athenahealth, Inc.
(Registrant)
October 27, 2017	/s/ Dan Haley
Dan Haley
Senior Vice President, Chief Legal and Administrative Officer